Exhibit 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement, dated as of September 1, 2013 (this "Amendment"), is between Medytox Solutions, Inc., a Nevada corporation (the "Company"), and Jace Simmons (the "Employee").

WHEREAS, the Company and the Employee are parties to that certain Employment Agreement, dated as of October 1, 2012 (the "Employment Agreement"); and

WHEREAS, the Company and the Employee desire to amend certain provisions of the Employment Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendment. Section 3(a) of the Employment Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

(a)            Base Salary. The Company shall pay the Employee an annual gross salary of $225,000.00, subject to applicable withholdings and deductions, which shall be payable in accordance with the Company's customary semi-monthly payroll practices ("Base Salary"). The Employee's Base Salary will be reviewed annually during the Employment Term and may be modified at the Company's discretion; provided, however, that there will be no further review or increase of the Base Salary prior to August 1, 2014.

2.            Representations and Warranties. At the time of and immediately after giving effect to this Amendment, all representations and warranties of the Employee set forth in the Employment Agreement are true and correct on and as of the date of this Amendment.

3.            Reference to and Effect on the Employment Agreement.

(a)            On and after the date hereof, each reference in the Employment Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Employment Agreement shall in each case mean and be a reference to the Employment Agreement as amended hereby.

(b)            Except as specifically amended above, the Employment Agreement is and shall continue to be in full force and effect and in all respects is hereby ratified and confirmed.

4.            Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above

EMPLOYEE	MEDYTOX SOLUTIONS, INC.

/s/ Jace Simmons	By: /s/ William Forhan
Jace Simmons	Authorized Signatory